SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [}


Check the appropriate box:

___ Preliminary proxy statement

___ Definitive proxy statement

X   Definitive additional materials

___ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

___ Soliciting Materials under Rule 14a-12

                          Principal Capital Value Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

X   No fee required.

___ Fee computed on table below per Exchange Act Rules 14A-6(I)(1)

    not applicable)

___ Fee paid previously with preliminary materials

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (not applicable)


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Template Client Letter.  For distribution immediately following proxy mailing
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Dear (INSERT NAME),

We value the investments you have with the Principal Financial Group(R) (The Principal(R)). By now, you may have heard the news that we plan to strengthen and expand our retail mutual fund business by combining Principal Mutual Funds into the Principal Investors Fund.

The Board of Directors of each of our retail mutual funds unanimously approved this proposal. Shareholders of record as of March 24, 2005, are now being asked to vote. You should have recently received a proxy statement and voting ballot in the mail. A shareholder meeting is planned for June 16.

We need your vote to help prevent unnecessary costs.
The proxy solicitation firm will contact shareholders who don't vote their shares. Each effort to contact these shareholders will result in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders -- or failing to achieve a successful vote -- could lead to higher expenses. That's why we need you to vote.

Voting is easy.
Voting will only take a few minutes. We urge you to vote as soon as possible by returning the ballot you received in the mail, visiting the Internet address provided on the proxy ballot, or calling toll-free 888-999-5346. Refer to the proxy materials you received in the mail for further instructions. If you can't locate your proxy materials, you may also call 888-999-5346 for assistance.

Thank you for making time to cast your vote on this important initiative.

(INSERT NAME)

Principal Investors Fund is distributed by and securities are offered through Princor Financial Services Corporation, 800-247-4123, member SIPC. Princor(R) is a member of the Principal Financial Group(R), Des Moines, IA 50392.

Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.

Ralph Eucher IVR Script re: PIF Proposal
For Implementation:        April 21, 2005


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SCRIPT
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Hello, I'm Ralph Eucher, president of Principal Mutual Funds. Thanks for calling today.

By now, you may have heard the news that we plan to strengthen our retail mutual fund business by combining each of the 22 Principal Mutual Funds into similar funds of Principal Investors Fund, Inc. The intent is to create a larger fund family that should operate with greater efficiency and lower overall costs.

The Board of Directors of each of our retail funds unanimously approved this proposal. Shareholders are now being asked for their approval. Your vote is important. Voting is easy, and will only take a few minutes. We urge you to vote as soon as possible.

Your call will now be forwarded to a customer service representative who can answer questions you might have, or take your vote over the phone. Thank you.



#237932007

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Message from Ralph Eucher to Employees of The Principal.  For "Hot News" message following proxy mailing.
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Urgent Message for Principal Mutual Fund Shareholders:
Your Vote is Needed

If you own individual shares of Principal Mutual Funds, please read this important message.

We value the investments you have with The Principal. By now, you may have heard the news that we plan to strengthen and expand our retail mutual fund business by combining Principal Mutual Funds into the Principal Investors Fund.

The Board of Directors of each of our retail funds unanimously approved this proposal. Shareholders of record as of March 24, 2005 are now being asked for their approval. You should have recently received a proxy statement and voting ballot in the mail.

Your vote is important.
A proxy solicitation firm will contact shareholders who don't vote their shares. Each effort to contact these shareholders will result in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders -- or failing to achieve a successful vote -- could lead to higher expenses. That's why we need you to vote.

Voting is easy, and will only take a few minutes. We urge you to vote as soon as possible by returning the ballot you received in the mail, visiting the Internet address provided on the proxy ballot, or calling toll-free 888-999-5346. Refer to the proxy materials you received in the mail for further instructions.

Thank you for making time to weigh in on this important initiative.

Ralph Eucher
President
Principal Mutual Funds

Principal Investors Fund is distributed by and securities are offered through Princor Financial Services Corporation, 800-247-4123, member SIPC. Princor(R) is a member of the Principal Financial Group(R), Des Moines, IA 50392.

Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.

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Reg Rep Call Script to High Share Balance Investors. For use following proxy mailing to shareholders of record as of March 24, 2005.
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Hello, I'm (NAME). I'm calling today because we value the investments you have with the Principal Mutual Funds. We want to make sure you understand some exciting developments we have underway to expand our mutual fund platform.

By now, you may have heard the news that we plan to strengthen and expand our retail mutual fund business by combining Principal Mutual Funds into the Principal Investors Fund. The Board of Directors of each of our retail funds unanimously approved this proposal. Shareholders are now being asked for their approval.

You should have recently received a proxy statement and voting ballot in the mail. Have you had a chance to review those materials and vote?

(IF YES) Thank you. This is an important proposal that could bring many benefits to our shareholders. We appreciate your making the time to vote. (END CALL OR MOVE TO OTHER TOPICS)

(IF NO) Your vote is important. A proxy solicitation firm will contact those shareholders who don't vote their shares. Each effort to contact these shareholders will result in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders -- or failing to achieve a successful vote -- could lead to higher expenses. That's why we need you to vote.

Voting is easy, and will only take a few minutes. We urge you to vote as soon as possible by returning the ballot you received in the mail, visiting the Internet address provided on the proxy ballot, or contacting the proxy firm by phone. If you have a few minutes, I'd be happy to transfer you right now.

(IF YES) That's great. Thank you, and please hold for a moment while I connect your call. If we should happen to get disconnected, the toll-free number for the proxy firm is 888-999-5346. Let me transfer you now.

(IF NO) That's no problem. Please vote when it's most convenient for you.
For your reference, the toll-free number is 888-999-5346, or you may vote by mail or Internet. Refer to the proxy materials you received in the mail for further instructions. Thank you for taking the time to talk today, and we look forward to receiving your vote soon.

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Statement Insert.  For distribution in early May.
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Please Vote Soon.

By now, you may have heard the news that we plan to strengthen and expand our retail mutual fund business by combining Principal Mutual Funds into the Principal Investors Fund. The Board of Directors of each of our retail mutual funds unanimously approved this proposal. Shareholders of record as of March 24, 2005, are now being asked to vote.

Your vote is important.
Voting will only take a few minutes. We urge you to vote as soon as possible by returning the ballot you received in the mail, visiting the Internet address provided on the proxy ballot, or calling toll-free 888-999-5346. Thank you.

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Wholesaler Script for Calls to Reps w/High Share Balance Investors.   For use
immediately following proxy mailing.
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Hello, I'm (NAME). I'm calling today because we value the business you have placed with the Principal Mutual Funds. We want to make sure you understand some exciting developments we have underway to expand our mutual fund platform.

By now, you've heard the news that we plan to strengthen and expand our retail mutual fund business by combining Principal Mutual Funds into the existing Principal Investors Fund. The Board of Directors of each of our retail funds unanimously approved this proposal. Shareholders of record as of March 24, 2005, are now being asked for their approval.

Your clients should have recently received a proxy statement and voting ballot in the mail. I'm calling you today to ask for your assistance. I have here a list of your clients with high share balances in one or more Principal Mutual Funds.

We're asking that you contact these clients either by phone or mail and encourage them to vote. I can send you a pre-approved call script and letter for this purpose. Your support of this proposal is key to its success, taking a few minutes to contact your best clients should be well worth your time. Who knows, it may even lead to additional opportunities.

Every vote is important. The proposal to combine Principal Mutual Funds into Principal Investors Fund contains several important benefits:
o Expanded investment options - with more fund choices and more investment managers
o A combined platform - should bring greater efficiencies and potentially lower overall fund expenses

The proxy firm will contact shareholders who don't vote their shares. Each effort to contact these shareholders will result in additional costs. The costs are borne by the funds and Principal Management Corporation, which manages the funds. Making multiple contacts to individual shareholders -- or failing to achieve a successful vote -- could lead to higher expenses. That's why we need you to vote.

Voting is easy, and will only take a few minutes. Please urge your clients to vote as soon as possible by returning the ballot they received in the mail, visiting the Internet address provided on the proxy ballot, or contacting the proxy firm by phone.

Thank you for taking the time to talk today, and we look forward to receiving your clients' votes soon. For additional information, or to vote their shares, your clients can call the proxy firm at 888-999-5346.